Going Concern	12 Months Ended
Dec. 31, 2023
Going Concern [Abstract]
GOING CONCERN

NOTE 3 – GOING CONCERN

As reflected in the Company’s consolidated financial statements for the year ended December 31, 2023, the Company’s revenue decreased by approximately $3.3 million, or 50%, from approximately $6.5 million in the year ended December 31, 2022 to approximately $3.2 million in the year ended December 31, 2023, its gross profit from continued operation decreased by approximately $0.6 million, or 74%, from approximately $0.8 million in the year ended December 31, 2022 to approximately $0.2 million for the year ended December 31, 2023, and its gross margin for the year ended December 31, 2023 decreased to 7% from 13% for the last year. For the years ended December 31, 2023 and 2022, the Company incurred significant impairment losses on bad debt expenses on uncollectible accounts receivable and advance payments due to changes in market conditions of its customers and suppliers. As a result, for the year ended December 31, 2023 and 2022, the Company reported a net loss of approximately $16.1 million and $15.4 million, respectively. As of December 31, 2023, the Company had a working capital deficit of approximately $6.8 million.

In addition, the Company had large bank borrowings as of December 31, 2023 and some of the bank loans will mature and need to be repaid within the next 12 months. If the Company cannot renew existing loans or borrow additional loans from banks, the Company’s working capital may be further negatively impacted.

As of December 31, 2023, the Company had cash of approximately $1.4 million. In addition, the Company had outstanding accounts receivable of approximately $1.2 million (including accounts receivable from third-party customers of $1.1 million and accounts receivable from related party customers of approximately $0.1 million), of which approximately $0.7 million, or 22%, were subsequently collected between January and April 2024, and became available for use as working capital. As of December 31, 2023, the Company had outstanding bank loans of approximately $5.4 million from a PRC bank.

Management expects that it would be able to renew all of its existing bank loans upon their maturity based on past experience and the Company’s good credit history. Currently, the Company is working to improve its liquidity and capital source mainly through cash flow from its operations, renewal of bank borrowings, and borrowing from related parties. In order to fully implement its business plan and sustain operations, the Company may also seek equity financing from outside investors. At the present time, however, the Company does not have commitments of funds from any potential investors. No assurance can be given that additional financing, if required, would be available on favorable terms or at all.

Based on above reasons, there is substantial doubt about the Company’s ability to continue as a going concern for the next 12 months from the issuance of these consolidated financial statements.